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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 5, 2005
                                                           ----------------

                          THE A CONSULTING TEAM, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         NEW YORK                        0-22945                 13-3169913
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(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)    (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

                200 PARK AVENUE SOUTH, NEW YORK, NEW YORK 10003
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 979-8228
                                                          ----------------------

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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 2.02 Results of Operations and Financial Condition.

         A description of an event affecting the Registrant is set forth in the Registrant's press release dated May 5, 2005 attached hereto as Exhibit Number 99.1, which is incorporated by reference herein in its entirety.


Item 8.01 Other Events

         A description of an event affecting the Registrant is set forth in the Registrant's press release dated May 5, 2005 attached hereto as Exhibit Number 99.2, which is incorporated by reference herein in its entirety.


Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

EXHIBIT NO.             DESCRIPTION

99.1     Press release dated May 5, 2005

99.2     Press release dated May 5, 2005



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               THE A CONSULTING TEAM, INC.
                                            Registrant


Date: May 6, 2005


                               By:      /s/ Richard D. Falcone
                                  -----------------------------------
                                  Name:  Richard D. Falcone
                                  Title: Treasurer and Chief Financial Officer



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                                  EXHIBIT INDEX



                EXHIBIT NO.     DESCRIPTION
                -----------     ------------

                  99.1          Press release dated May 5, 2005


                  99.2          Press release dated May 5, 2005